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                                                                   Exhibit 10.10

                                WARRANT AGREEMENT

                                     BETWEEN

                                 AV ALARM, INC.

                                       AND

                             HELLER FINANCIAL, INC.

                                November 10, 1994

THIS AGREEMENT AND THE RIGHTS CONFERRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE RIGHTS CONFERRED HEREUNDER MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

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                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (the "Agreement") is dated as of the 10th day of November, 1994, between AV ALARM, INC., a Texas corporation having its principal place of business at 12801 Stemmons Freeway, Suite 821, Farmers Branch, Texas 75234 (the "Company"), and HELLER FINANCIAL, INC., a Delaware corporation having its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661 ("Heller").

     WHEREAS, the Company and Heller have entered into that certain Credit Agreement (as defined herein) pursuant to which Heller has agreed to extend an aggregate principal amount of $15,000,000 to the Company to fund the on-going acquisition of alarm monitoring accounts and to provide working capital financing for the Company; and

     WHEREAS, as an inducement to extend funds under the Credit Agreement, Heller has requested, and the Company has agreed to issue to Heller, warrants representing the right to purchase at the Exercise Price (as defined herein) shares of the Company's a~ B Stock (as defined herein), upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

The terms defined in this ARTICLE I, whenever used in this Agreement, shall have the respective meanings hereinafter specified.

"Accredited Investor" has the meaning given such term in Rule 501(a) promulgated under the Securities Act.

"Affiliate" of any entity means a Person which directly or directly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity. The term "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the introductory paragraphs hereof.

"Applicable Rate" means eight percent (8%) per annum.

"Assignment" means the form of Assignment attached hereto as Exhibit C.

"Austin Ventures" means Austin Ventures, Ill-A, L.P. and Austin Ventures III-B, LP., each a Delaware limited partnership of which AV Partners III, LP., a Delaware limited partnership, is the sole general partner.

"Austin Ventures Ill-A" means Austin Ventures III-A, L.P., a Delaware limited partnership.

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"Call Options" means any of the options described in Sections 8.1 or 8.2.

"Call Period" means the period commencing on the earliest of (a) the fourth anniversary of the Closing Date, (b) payment of the Loans and the termination of the Commitments as such terms are defined in the Credit Agreement, other than payment of the Loans solely from the proceeds of income generated from the business operations of the Company, (c) the occurrence of a Value Event, and terminating upon the earlier to occur of (1) the closing of a Qualified Public Offering, or (ii) at 5:00 p.m. Dallas, Texas Time on the last day of the Exercise Period.

"Call Price" has the meaning set forth in Section 8.3.

"Cash Transaction" has the meaning assigned to such term in the definition of "Fair Value".

"Change in Control" (1) Any person or group of related persons for purposes of
Section 13(d) of the Exchange Act (a "Group") other than Austin Ventures has "beneficial ownership" (within the meaning of Section 13(d) under the Exchange
Act) in excess of 33-1/3% of the issued and outstanding Borrower Preferred Stock, if any, or in excess of 50% of the total voting power of all classes of capital stock then outstanding of Company entitled (without regarding to the occurrence of any contingency) to vote for the elections of directors of Company unless Austin Ventures continues, directly or indirectly, through proxy or otherwise, to control, or have the power to elect, a majority of the members of the board of directors of Company or (2) Austin Ventures ceases to beneficially-own and control, directly or indirectly, at least 66-2/3% of the issued and outstanding Borrower Preferred Stock, if any, and at least 50% of the shares of capital stock, whether as Series A Preferred Stock or as a~ A Stock, of Company which were owned by Austin Ventures on the Closing Date (with the number of shares owned by Austin Ventures on the Closing Date being adjusted for purposes of this clause (2) for any stock splits, stock dividends or other issuance of stock of Company issued without additional consideration); or (3) any person or group of related persons for purposes of Section 13(d) of the Exchange Act shall otherwise acquire (in one transaction of a series of related transactions) all or substantially all of the assets of Company except as permitted by subsection 7.7(c) of the Credit Agreement.

"Class A Stock" means shares of the Company's voting Class A Common Stock, $0.01 par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Class B Stock" means shares of the Company's convertible nonvoting Class B Common Stock, $0.01 par value, convertible into Class A Stock on a share-for-share basis, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Closing Date" means November 10, 1994.

"Commission" means the Securities and Exchange Commission or an other Federal agency from time to time administering the Securities Act.

"Common Stock" means a~ A Stock, Class B Stock and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings

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or assets of the Company without limit as to amount or percentage other than the
Preferred Stock which has not been converted or changed into Class A Stock.

"Company" has the meaning set forth in the introductory paragraphs hereof.

"Convertible Securities" means evidences of indebtedness, shares of stock (other than Class B Stock) or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event, including, without limitation, the Preferred Stock.

"Credit Agreement" means the Credit Agreement dated as of November 10, 1994, between Heller and the Company, as the same may be amended from time to time together with all of the other "Loan Documents" (as defined in the Credit Agreement), each as the same may be amended from time to time.

"Current Market Price" as to any security on any date specified herein means the average of the daily closing prices for the ten (10) consecutive trading days before such date excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be (i) the mean between the closing high bid and low asked quotations of any such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if any such security is listed or admitted for trading on any national securities exchange, the last sale price of any such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which any such security is listed. If any such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (ii) of the preceding sentence if actual transactions are reported.

"Dallas, Texas Time" shall mean, with respect to any determination of the time for performance hereunder, the time of day determined by the local time in Dallas, Texas.

"Distribution" has the meaning set forth in Section 6.1.

"Event of Default" means (a) the breach of any warranty, or the inaccuracy of any representation, made by the Company herein if such breach or inaccuracy could reasonably be expected to have a Material Adverse Effect, or (b) the failure by the Company to comply with any covenant contained herein if the failure to comply with such covenant could reasonably be expected to have a Material Adverse Effect.

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"Exercise Period" means the period commencing on the Closing Date and terminating on November 10, 2004.

"Exercise Price" has the meaning set forth in Section 2.4, as such price may be adjusted pursuant to ARTICLE IV or Section 10.4.

"Fair Value" means the fair value of the appropriate security, property, assets, business or entity as determined in accordance with the following procedure:

     (A) Upon the occurrence of any event hereunder that gives rise to a requirement to determine "Fair Value" pursuant to the provisions hereof, (i) if "Fair Value" is being determined for purposes of Article IV and the consideration being received by the Company is exclusively cash and such cash consideration is being paid by a Person who is not an Affiliate of the Company or Austin Ventures, "Fair Value" shall be the aggregate amount of such cash consideration determined in accordance with subsection 4.7(a) (a "Cash Transaction") unless the board of directors of the Company, in good faith and in its sole and reasonable discretion, elects to have "Fair Value" determined in accordance with the following clause (A)(ii), (ii) in all instances, other than a Cash Transaction, including for purposes of Article IV, the board of directors, in good faith and in its reasonable discretion, shall submit to Heller its proposed determination of "Fair Value," and unless Heller notifies the Company within thirty (30) days of its receipt of such proposed "Fair Value" that, in good faith and in its reasonable discretion, it does not accept the board of directors proposed "Fair Value," the board of directors proposed determination of "Fair Value" shall be "Fair Value." If Heller notifies the Company within such thirty (30) day period that, in good faith and in its reasonable discretion, it does not accept the board of director's proposed determination of Fair Value or the parties are otherwise unable to agree upon "Fair Value" within such thirty (30) day period, the parties shall have an additional ten (10) days to select an Independent Investment Banking Firm that they shall mutually agree upon to determine "Fair Value." If Heller and the Company cannot mutually agree upon an Independent Investment Banking Firm within such period, each of them shall have an additional fifteen (15) days to select an Independent Investment Banking Firm and the two Independent Investment Banking Firms selected by the parties shall then have fifteen (15) days to select a third Independent Investment Banking Firm. If no third Independent Investment Banking Firm can be agreed upon by the first two Independent Investment Banking Firms, such third Independent Investment Banking Firm shall be an Independent Investment Banking Firm selected by an arbitrator chosen in accordance with the rules for commercial arbitration of the American Arbitration Association then in effect. (The Independent Investment Banking Firm selected by mutual agreement or as provided in the preceding two sentences is referred to herein as the "Arbiter").

     (B) If no determination as to Fair Value is made pursuant to paragraph (A) of this definition, the Arbiter shall determine the fair value of the entity, security, property or services (as applicable), and deliver its opinion in writing to the Company and to Heller. The terms of engagement of the Arbiter shall require the Arbiter to deliver such written opinion to the Company and Heller within thirty (30) days following submission of such value determination to the Arbiter. Fair Value shall be determined based upon the Arbiter's opinion as follows: (X) if such opinion expressed fair value in terms of a range of values, the mean of such range shall be

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deemed to be Fair Value, or (Y) if such opinion expresses fair value as an absolute number, such number shall be deemed to be Fair Value.

     (C) Any determination of Fair Value made in accordance with clauses (A) and/or (B) above shall be conclusive and binding on the Company and Heller and all other holders of Warrants or Issued Warrant Shares for the purposes of the event that gave rise to the requirement hereunder to make such determination of Fair Value.

     (D) The out-of-pocket fees and expenses to Heller and the Company in retaining the investment banking firms to select the Arbiter and all fees, costs and expenses of the Arbiter shall be borne equally by the Company and Heller to the extent such fees, costs and expenses do not exceed $50,000 and to the extent such fees, costs and expenses exceed $50,000 such fees, costs and expenses shall be borne solely by the Company.

     (E) In the event of any determination of "Fair Value" for purposes of
Article IV, other than a Cash Transaction, the Company may consummate the transaction which causes the need to determine "Fair Value" prior to, but otherwise subject to, the determination of "Fair Value" in accordance with the terms of this Agreement. Any adjustment caused by such an event shall be effective, nunc pro tunc, upon the determination of "Fair Value".

In determining Fair Value, no discount shall be imposed by reason of a minority ownership interest or the illiquidity of the stock interest being valued. Notwithstanding the foregoing, if the Company shall have effected a public offering of any class of Common Stock and the Common Stock is actively traded on a public market, Fair Value means, with reference to the Warrant Shares, the Current Market Price of the publicly traded class of Common Stock as of any date of determination.

"fully diluted capital stock" and "fully diluted basis" have the meaning assigned to such term in Section 2.3.

"Heller" has the meaning set forth in the introductory paragraphs hereof.

"Independent Investment Banking Firm" shall mean an investment banking firm of nationally recognized standing with experience in valuing businesses selected by the Company and reasonably acceptable to the holders of a majority of the Warrant Shares.

"Issuable Warrant Shares" means the number of shares of Class B Stock issuable from time to time upon exercise of a Warrant.

"Issued Class A Warrant Shares" means (a) any shares of Class A Stock issued upon conversion of Issued Class B Warrant Shares plus (b) any shares of Class A Stock issued as a stock dividend with respect to any shares of the type described in (a) or as part of a stock split affecting such shares.

"Issued Class B Warrant Shares" means (a) the cumulative total of the shares of Class B Stock issued from time to time upon exercise of the Warrants, plus (b) any shares of Class B Stock issued as a stock dividend with respect to such shares or as part of a stock split affecting such

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shares, less (c) any shares described in (a) or (b) that were subsequently converted into shares of Class A Stock.

"Issued Warrant Shares" means the Issued Class A Warrant Shares plus the Issued Class B Warrant Shares.

"Liabilities" means the Borrower's "Obligations" as defined in the Credit Agreement.

"Material Adverse Effect" means (a) a material adverse effect on the value of any Warrants or Warrant Shares, (b) the material impairment of the ability of Company to perform, in all material respects, any of its obligations under any Warrant Document to which it is a party, (c) the material impairment of Holder or any holder of any Warrants or Warrant Shares to enforce, in all material respects, any of the duties and obligations of the Company under any Warrant Document. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

"Notice of Exercise" means the form of Notice of Exercise attached hereto as Exhibit B.

"Opinion of Counsel" means an opinion of counsel experienced in Securities Act or bank regulatory matters, as the case may be, chosen by the holder of a Warrant or the holder of Issued Warrant Shares, which counsel may be counsel to such holder.

"Other Securities" means any stock and other securities of the Company (other than Common Stock, Convertible Securities or Stock Purchase Rights) or any other Person which shall become subject to issue or sale upon the conversion or exchange of any stock or other securities of the Company.

"Person" means any unincorporated organization, association, corporation, individual, sole proprietorship, partnership, joint venture, trust institution, entity, party or government (including any instrumentality, division, agency, body or department thereof).

"Piggy-Back Shares" has the meaning set forth in Section 5.3.

"Preferred Stock" means Borrower's 4,000,000 authorized shares of Series A Preferred Stock of the Company, par value $0.01 per share.

"Proposed Purchase Price" has the meaning set forth in ARTICLE V.

"Put Options" means either of the options described in Sections 7.1 or 7.2.

"Qualified Public Offering" means the sale of the Common Stock or the Preferred Stock in a firm commitment, underwritten public offering registered under the Securities Act.

"Repurchase Period" means the period commencing on the earliest of (a) the fourth anniversary of the Closing Date, (b) payment of the Loans and the termination of the Commitments as such terms are defined in the Credit Agreement, other than payment of the Loans solely from the

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proceeds of income generated from the business operations of the Company, (c)
the occurrence of an Event of Default or (d) the occurrence of a Value Event, and terminating upon the earlier to occur of (i) the closing of a Qualified Public Offering or (ii) at 5:00 p.m. Dallas, Texas Time on the last day of the Exercise Period.

"Repurchase Price" has the meaning set forth in Section 7.3.

"Revolving Loan" has the meaning set forth in the Credit Agreement.

"Securities Act" means the Securities Act of 1933, as amended, or any Successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Stock Option Plan" means the Borrower Incentive Stock Compensation Plan dated as of October 21, 1994, among Borrower and certain of Borrower's officers and employees.

"Stock Purchase Agreement" means that certain Stock Purchase Agreement dated as of October 21, 1994, among Borrower, Austin Ventures and other Persons identified therein.

"Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities including the Stock Option Agreement.

"Subsidiary" means any corporation or association (a) more than 50% (by number of votes) of the Voting Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries owns more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

"Suspense Period" means a period commencing, on or after November 10, 1998, upon
(A) the earlier to occur of (i) the execution or acceptance by Company of a bona fide letter of intent from an Independent Investment Banking Firm to commence an attempt to conduct a public offering or (ii) the preparation by Company of a reasonably complete draft of a registration statement for the purpose of attempting to conduct a public offering and (B) ending on the earlier to occur of (i) the termination of the attempt to consummate any public offering contemplated by such letter of intent or draft registration statement, (ii) the occurrence of a Value Event, (iii) a date which is 180 days from the commencement of such period, or (iv) August 10, 2004.

"Underlying Common Stock" has the meaning assigned to such term in the Stock Purchase Agreement.

"Value Event" means any of the following events: (a) any merger or consolidation of the Company or any Subsidiary with or into any corporation that is not the Company or a wholly-owned Subsidiary of the Company which results in a Change in Control, (b) any sale or disposition of all or substantially all the assets of the Company or any Subsidiary to a Person

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other than the Company or a wholly-owned Subsidiary of the Company, or (c) any sale or other disposition by the Company or an Affiliate of the Company of shares of Common Stock constituting (on a cumulative basis) more than 33.33% of the number of shares of Common Stock on a fully diluted basis plus shares of capital stock issued after the Closing Date then outstanding (other than to an Affiliate of the Company) calculated without including the sale, if any of the Warrant Shares.

"Voting Stock" means securities of any class or series of a corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of a majority of the directors or persons performing similar functions of such corporation or association.

"Warrant" or "Warrants" means the Warrants to be issued to Heller pursuant to this Agreement, Warrants transferred to any holder, and all Warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

"Warrant Documents" means the Warrant Agreement, the Warrants, and all other instruments, documents and agreements executed by or on behalf of Company and delivered concurrently herewith or at any time hereafter to or for the benefit of Heller or any holder of the Warrant in connection with the Warrant Agreement and the transactions contemplated thereby.

"Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant
Shares.

Whenever used in this Agreement, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

                                   ARTICLE II
                               EXERCISE OF WARRANT

     2.1 Form of Warrants. The Warrants are being issued in the form attached hereto as Exhibit A. Heller and each other holder of the Warrants, if applicable, shall have the rights and obligations provided for in the form of Warrant and in this Agreement.

     2.2 Initial Warrants. At Closing, Warrants shall be issued to Heller (the "Initial Warrants") which shall entitle Heller to acquire 136,095 shares of Class B Stock. The right to subscribe for and purchase shares of Class B Stock pursuant to the Warrants shall commence on the date hereof and shall expire at 5:00 p.m. Dallas, Texas time, on November 10, 2004.

     2.3 Additional Warrants.

          (a) On or before ten (10) days after the end of each calendar month, beginning with the month of November, 1994, in which additional shares of Preferred Stock are issued by the Company pursuant to the Stock Purchase Agreement until 4,000,000 shares of Preferred Stock are issued and outstanding, warrants shall be issued to Heller (the "First Additional Warrants") which shall entitle Heller to acquire an additional number of shares of Class B Stock sufficient to result in Heller having the right to acquire pursuant thereto 3.5% of the fully diluted

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capital stock of the Company on the Closing Date after giving effect to (i) such issuances of Preferred Stock in the preceding calendar month as if such issuances had occurred on the Closing Date, and (ii) all increases in the maximum number of shares of Class A Stock that may be subject to options or awards granted under the Stock Option Plan corresponding to the issuances of Preferred Stock referred to in the preceding clause (i).

          (b) If and when the outstanding balance of the Revolving Loan first equals or exceeds $5,000,000, Heller will receive warrants (the "Second Additional Warrants") to acquire a number of additional shares of Class B Stock equal to 1.5% of the fully diluted capital stock of the Company on the Closing Date after giving effect to any issuances of Preferred Stock (and corresponding increases in Class A Stock subject to the Stock Option Plan) described in subsection 2.3(a) as if such issuances had occurred on the Closing Date.

          (c) If and when the outstanding balance of the Revolving Loan first equals or exceeds $10,000,000, Heller will receive warrants (the `"Third Additional Warrants") to acquire a number of additional shares of Class B Stock equal to 1.5% of the fully diluted capital stock of the Company after giving effect to any issuances of Preferred Stock (and corresponding increases in Class A Stock subject to the Stock Option Plan) described in subsection 2.3(a) as if such issuances had occurred on the Closing Date.

          (d) If and when the outstanding balance of the Revolving Loan first equals or exceeds $15,000,000, Heller will receive warrants (the "Fourth Additional Warrants") to acquire a number of additional shares of Class B Stock equal to 0.5% of the fully diluted capital stock of the Company after giving effect to any issuances of Preferred Stock (and corresponding increases in Class A Stock subject to the Stock Option Plan) described in subsection 2.3(a) as if such issuances had occurred on the Closing Date.

     For the purposes of this Agreement, "fully diluted capital stock" of the Company on the Closing Date and "fully diluted basis" shall mean, without duplication, (a) all issued and outstanding shares of capital stock of the Company on the Closing Date, (b) all options, warrants or other rights outstanding on the Closing Date that are exercisable to acquire shares of capital stock of the Company, (c) all debt and equity outstanding on the Closing Date that are convertible or exchangeable to acquire shares of capital stock of the Company, and (d) all shares of capital stock of the Company subject to future issuance (whether or not upon the satisfaction of certain conditions) under contractual obligations of the Company effective on the Closing Date.

     2.4 Exercise Price. The term "Exercise Price" shall mean, initially, $0.01 per share. For purposes of this Section 2.4, the initial Exercise Price shall be deemed to have become effective at the close of business on the date of this Agreement but shall be subject to adjustment as set forth in ARTICLE IV or
Section 10.4.

     2.5 Right to Exercise. On the terms and subject to the conditions of this
ARTICLE II. the holder of a Warrant shall (i) have the right, at its option, to exercise the Warrant in whole or in part at any time during the Exercise Period and (ii) shall exercise the Warrant in the event the Company conducts a Qualified Public Offering during the Exercise Period immediately prior to the closing of or in conjunction with the closing of such offering.

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     2.6 Manner of Exercise; Issuance of Class B Stock. To exercise a Warrant, the holder of the Warrant shall deliver to the Company (a) a Notice of Exercise in the form attached hereto as Exhibit B duly executed by the holder specifying the number of shares of Class B Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Class B Stock as to which the Warrant is then being exercised and (c) the Warrant. At the option of the holder of the Warrant, payment of the Exercise Price shall be made by (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (b) certified or official bank check payable to the order of the Company, (c) by application of the Liabilities as provided in
Section 2.10 hereof, (d) by deducting from the number of shares delivered upon exercise of the Warrant a number of shares which has an aggregate Current Market Price on the date of exercise equal to the aggregate Exercise Price for all shares as to which the Warrant is then being exercised or (e) by any combination of such methods.

     Upon receipt of the required deliveries, the Company shall, within five days thereafter, cause to be issued and delivered to the holder of the Warrant (or its nominee) or, subject to ARTICLE V, the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Class B Stock equal in the aggregate to the number of shares of Class B Stock specified in the Notice of Exercise (but not exceeding the maximum number of shares issuable upon exercise of the Warrant). Such certificate or certificates shall be registered in the name of the holder of the Warrant (or its nominee) or in the name of such transferee, as the case may be.

     If a Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has expired, issue and deliver to the holder of the Warrant or, subject to ARTICLE V, the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the holder or such transferee to purchase the aggregate number of shares of Class B Stock for which the Warrant shall not have been exercised, and the Warrant shall be canceled.

     2.7 Effectiveness of Exercise. Unless otherwise requested by the holder of the Warrant, a Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder of such Warrant or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the date the Notice of Exercise, together with payment of the Exercise Price and the Warrant, is received by the Company.

     2.8 Fractional Shares. The Company shall not issue fractional shares of Class B Stock o. scrip representing fractional shares of Class B Stock upon any exercise of a Warrant. As to any fractional share of Class B Stock which the holder of a Warrant would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Repurchase Price (determined without regard to whether the Warrant or any Warrant Shares are then subject to repurchase hereunder) calculated as of the date of the Notice of Exercise. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the holder of the Warrant or, subject to ARTICLE V, the transferee designated in the Notice of Exercise, as the case may be.

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

     2.9 Continued Validity. A holder of shares of Class B Stock issued upon the exercise of a Warrant, in whole or in part, shall continue to be entitled to all rights to which a holder of a Warrant is entitled pursuant to the provisions of this Agreement except such rights as by their terms apply solely to the holder of a Warrant. The Company will, at the time of any exercise of a Warrant, upon the request of the holder of the shares of Class B Stock issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Agreement; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

     2.10 Payment by Application of Liabilities. Upon any exercise of a Warrant, the holder, if such holder is Heller or an Affiliate, may, at its option, instruct the Company, by so specifying in the form of Notice of Exercise submitted therewith, to apply to the payment of the Exercise Price all or any part of the principal amount of the Liabilities, in such order as Heller may determine.

                                   ARTICLE III
                       REGISTRATION, TRANSFER AND EXCHANGE

     3.1 Maintenance of Registration Books. The Company shall keep at its principal office in Farmers Branch, Texas a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of the Warrants. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of the Warrants.

     3.2 Transfer and Exchange. Upon surrender for registration of transfer of a Warrant at such office, the Company shall execute and deliver, subject to
ARTICLE V, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Class B Stock. At the option of any holder of a Warrant, a Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Class B Stock upon surrender of such Warrant at such office. Whenever a Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrants which the holder making the exchange is entitled to receive.

     Every Warrant presented or surrendered for registration of transfer or exchange shall be accompanied by an Assignment duly executed by the holder thereof or its attorney duly authorized in writing.

     All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

     3.3 Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant and (a) in the case of any such loss, theft or destruction upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant.

     3.4 Ownership. The Company and any agent of the Company may treat the Person in whose name a Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when a Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of the Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                                   ARTICLE IV
                             ANTIDILUTION PROVISIONS

     4.1 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.2 or Section 4.4, the holders of the Warrants shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Class B Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Class B Stock purchasable under the Warrants immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. It is the intent of the parties hereto that (i) the holders of the Initial Warrants, taken together, shall have on the date hereof the right to acquire pursuant thereto 3.5% of the fully diluted capital stock of the Company on the Closing Date; (ii) if the First Additional Warrants were issued as of the date hereof~, the holders of the Initial Warrants and the First Additional Warrants, taken together, would have the right to acquire 3.5% of the fully diluted capital stock of the Company, (iii) if the Second Additional Warrants were issued on the date hereof~ the holders of the Initial Warrants, the First Additional Warrants and the Second Additional Warrants, taken together, would have the right to acquire 5% of the fully diluted capital stock of the Company',
(iv) if the First Additional Warrants, the Second Additional Warrants and the Third Additional Warrants were issued on the date hereof~ the holders of the Initial Warrants, the First Additional Warrants, the Second Additional Warrants and the Third Additional Warrants, taken together, would have the right to acquire 6.5% of the fully diluted capital stock of the Company', and (v) if the First Additional Warrants, the Second Additional Warrants, the Third Additional Warrants and the Fourth Additional Warrants were issued on the date hereof~ the holders of the Initial Warrants and the First Additional Warrants, the Second Additional Warrants, the Third Additional Warrants and the Fourth Additional Warrants, taken together, would have the right to acquire 7.0% of the fully diluted capital stock of the Company.

     4.2 Adjustment of Exercise Price. In addition to any adjustment required under the provisions of Section 10.3 below, the Exercise Price shall be subject to adjustment from time to time as hereinafter set forth.

          (a) Stock Dividends. Subdivisions and Combinations. In the event that the Company subsequent to the Closing Date shall:

               (i) declare a dividend upon, or make any distribution in respect of~ any of its stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights in excess of any such dividend or distribution made solely in substitution of the eight percent (8%) per annum cash dividend on the Preferred Stock provided by the articles of incorporation of the Company in effect on the Closing Date, based on the Fair Value of such Common Stock, Convertible Securities or Stock Purchase Rights, or

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price per share of Class B Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event, assuming for purposes of this Subsection (a) that there are outstanding in each case all shares of Common Stock issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock Purchase Rights and assuming that antidilution adjustments made to all Convertible Securities and Stock Purchase Rights are made concurrently.

          (b) Issuance of Additional Shares of Common Stock. In case the Company shall issue or sell any shares of Common Stock (other than as permitted under Section 4.13 below) after the Closing Date for a consideration less than the greater of (1) the Exercise Price per share then in effect or (ii) the then Fair Value per share of Common Stock, the Exercise Price upon each such issuance or sale shall be adjusted (to the nearest one-thousandth of a cent) to the lower price calculated pursuant to clauses (i) and (ii) of this Subsection (b) and shall be determined by

               (i) dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; or

               (ii) multiplying the then existing Exercise Price by a fraction
(A) the numerator of which is (1) the sum of (a) the product of the number of shares of Common Stock outstanding immediately prior to such issue or sale times the Fair Value per share of Common Stock immediately prior to such issue or sale plus (b) the consideration received by the Company upon such issue or sale, divided by (2) the total number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale, assuming for purposes of this Subsection (b)that there are outstanding in each case all shares of Common Stock issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock

Purchase Rights and assuming that antidilution adjustments made to all Convertible Securities and Stock Purchase Rights are made concurrently.

     For purposes of this Subsection (b), the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE X prior to which the Company shall first
(i) enter into a firm contract for the issuance of such shares or (ii) issue such shares.

     The provisions of this Subsection (b) shall not apply to any additional shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 4.2. No adjustment of the Exercise Price shall be made under this subsection upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that such adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a),
(c) or (d) of this Section 4.2. (For illustrative purposes, but without limiting the requirements set forth above, there are attached hereto as Exhibit 4.2 the mathematical formulas that would be used to calculate the adjusted Exercise Price in the case of an issuance of Common Stock for less than the greater of
(i) the Exercise Price per share then in effect or (ii) the then Fair Value per share).

          (c) Issuance of Stock Purchase Rights. In case the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the greater of (i) the Exercise Price per share in effect or (ii) the then Fair Value per share, the Exercise Price shall be adjusted as provided in Subsection (b) of this Section
4.2 on the basis that (i) the maximum number of additional shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of the Exercise Price or Fair Value, as hereinafter provided, and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection, (i) the date as of which the Exercise Price shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights, and (ii) the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE X prior to the earlier of the dates determined pursuant to (A) and (B) above.

          (d) Issuance of Convertible Securities. In case the Company shall issue or sell any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible

Securities shall be less than the greater of (1) the Exercise price per share then in effect or (ii) the Fair Value per share, the Exercise Price shall be adjusted as provided in Subsection (b) of this Section 4.2 on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Exercise Price or Fair Value, as hereinafter provided, and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be equal to the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Convertible Securities. For the purposes of this Subsection, (i) the date as of which the Exercise Price per share shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities, and (ii) the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to
ARTICLE X prior to the earlier of the dates determined pursuant to (A) and (B) above. No adjustment of the Exercise Price shall be made under this Subsection upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection
(c) of this Section 4.2.

     4.3 Minimum Adjustment. In the event any adjustment of the Exercise Price pursuant to Section 4.2 shall result in an adjustment of less than $.01 per share of Class B Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 or more per share of Class B Stock, provided, however, that upon any adjustment of the Exercise Price resulting from
(i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be proportionately adjusted, and provided, further, upon the exercise of a Warrant, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Exercise Price up to and including the date upon which the Warrant is exercised.

     4.4 Readjustment of Exercise Price. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in Subsection (c) or (d) of Section 4.2 above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities above are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such unexercised Stock

Purchase Rights or unconverted Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this Section 4.4 shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

     4.5 Reorganization. Reclassification or Recapitalization of Company. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of Section 4.2), or in case of the consolidation or merger of the Company with or into another corporation which results in a Change in Control, or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of a Warrant or any portion thereof (in lieu of or in addition to the number of shares of Class B Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Class B Stock which would otherwise have been deliverable upon the exercise of such Warrant or any portion thereof at the time would have been entitled to upon such capital reorganization or reclassification or recapitalization of capital stock, consolidation, merger, sale, or transfer and at the same aggregate Exercise Price.

     The Company shall make equitable, written adjustments in the application of the provisions herein set forth reasonably satisfactory to the holders of Warrants entitled to purchase not less than 66213% of the Issuable Warrant Shares at such time with respect to the rights and interests of such holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of a Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by an opinion of counsel as to the enforceability of such agreement and shall be approved by the holders of Warrants entitled to purchase not less than 66 213% of the shares of Class B Stock issuable upon the exercise thereof.

     4.6 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issuance or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4.5) or become subject to subscription, purchase or other acquisition pursuant to any options or rights issued or granted by the Company (or by any such other issuer or Person) for a consideration such as to dilute, within the standards established in the other provisions of this ARTICLE IV, the purchase rights granted by this Agreement, then, and in each such case, the computations, adjustments and readjustments provided for in this ARTICLE IV with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of a Warrant, so as to protect the holders of the Warrants against the effect of such dilution.

     4.7 Determination of Consideration. For purposes of this ARTICLE IV, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

          (a) Cash Payment. In the case of cash, the net amount of cash received by the Company after deduction of any accrued interest or dividends, but without deduction of expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company.

          (b) Securities or Other Property. In the case of securities or other property, at the lesser of (i) the Current Market Price of the security for which such consideration was received, and (ii) the Fair Value of such consideration (in both cases as of the date immediately preceding the issuance, sale or grant in question).

          (c) Allocation Related to Common Stock. In the event additional shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in (a) and (b) above) shall be allocable to such additional shares of Common Stock as determined in good faith by the Board of Directors of the Company.

          (d) Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, such Stock Purchase Rights or Convertible Securities shall be deemed to have been issued without consideration.

          (e) Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (f) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, in each case after deducting any expenses actually paid or incurred or any underwriting commissions or concessions actually paid or allowed by the Company, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of all such Convertible Securities.

          (g) Merger, Consolidation or Sale of Assets. In case any shares of Common Stock or Convertible Securities or any Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock, securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock, securities and other property of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Class B Stock issuable upon exercise of a Warrant immediately prior to such merger, consolidation or sale, for the purposes of Section 4.5 above, shall be made after giving effect to such adjustment of the Exercise Price.

     4.8 Record Date. In case the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then all references in this ARTICLE IV to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

     4.9 Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include shares of Common Stock in the treasury of the Company or held by any Subsidiary.

     4.10 Maximum Exercise Price. At no time shall the Exercise Price exceed the amount set forth in Section 2.4 of this Agreement except as provided in Section 4.2(a) or Section 4.5.

     4.11 Application. Except as otherwise provided herein, all Sections and Subsections of this ARTICLE IV are intended to operate independently of one another. If an event occurs that requires the application of more than one Section or Subsection, all applicable Sections and Subsections shall be given independent effect.

     4.12 No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of:

          (a) the issuance of shares of Class A Stock pursuant to any option to purchase or otherwise acquire any shares of Class A Stock granted by the Company, after the Closing Date; provided, that the maximum number of shares of capital stock of the Company to be issued pursuant to such options does not exceed, in the aggregate, five percent (5%) of the fully diluted capital stock of the Company on the Closing Date.

          (b) the issuance of shares of Class B Stock upon the exercise in whole or part of a Warrant; or

          (c) the issuance of Class A Stock upon the conversion of Class B
Stock;

          (d) the issuance of Class A Stock upon the conversion of the Preferred Stock,

          (e) the issuance of Class A Stock under the Stock Option Plan; or

          (f) the issuance of Class A Stock in substitution of cash dividends on the Preferred' Stock but only to the extent such dividends are in substitution for the cash dividends provided by the articles of incorporation in affect on the Closing Date as provided in subsection 4.2(a)(i).

     4.13 Certificates and Notices.

          (a) Adjustments to Exercise Price. Upon any adjustment under this
ARTICLE IV of the number of Issuable Warrant Shares or of the Exercise Price, a certificate, signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to each holder of a Warrant specifying the adjusted Exercise Price and the number of shares of a~ B Stock purchasable upon exercise of such holder's Warrant after giving effect to such adjustment.

     The certificate of any independent firm of certified public accountants of recognized national standing selected the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under
ARTICLE IV.

          (b) Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other Distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to each holder of a Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other Distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) days prior to the date upon which such action takes place and ten (10) days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

          (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this
Section 4.14 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of a Warrant, or any transaction giving rise thereto.

                                   ARTICLE V
                            RESTRICTIONS ON TRANSFER

     Neither the Warrants nor the shares of Common Stock issuable upon the exercise thereof shall be transferable without the prior written consent of the Company except (a) to an Affiliate of the holder of a Warrant, (b) to a successor corporation to the holder of a Warrant as a result of a merger or consolidation with, or sale of all or substantially all of the assets of, such holder, (c) as is or may be required by the holder of a Warrant to comply with any Federal or state law or any rule or regulation of any governmental or public body or authority, (d) on thirty (30) days prior written notice to the Company for a period of ninety (90) days immediately following the date of such notice, to any other Person who, together with its Affiliates, shall acquire in such transfer Warrants exercisable as to, or shares of Common Stock representing, not more than two percent (2%) of the then outstanding Common Stock or such greater percentage as may then be permitted in accordance with any applicable policy of the Federal Reserve Board relating to equity investments by bank holding companies, provided, that such Person is not in the business of providing alarm monitoring services, (e) in a public offering pursuant to an effective registration statement under the Securities Act, or (i) pursuant to ARTICLE VII or ARTICLE VIII.

     Any notice given pursuant to Subsection (d) of this preamble to ARTICLE V by a holder of a Warrant or of any shares issuable pursuant thereto shall contain (i) the name and address of the proposed bona fide purchaser of the Warrant or portion thereof or of any shares issuable pursuant thereto, (ii) the proposed purchase price per share of Common Stock subject to or issuable pursuant to the Warrant (`Proposed Purchase Price"), (iii) the number of shares of Common Stock subject to or issuable pursuant to the Warrant proposed to be sold and (iv) a brief description of such proposed transfer. At any time during the twenty (20) days following the receipt of such notice, the Company shall have the right to acquire the Warrant (or portion thereof) or the shares of Common Stock described in such notice for an amount equal to the Proposed Purchase Price. In order to exercise its option, the Company must purchase all and not less than all of the securities proposed to be sold.

     Whenever and as often as any holder of a Warrant desires to sell all or any portion of a Warrant (other than a sale permitted under clause (a) or clauses
(c)-(f) of the initial paragraph of this ARTICLE V), pursuant to a bona fide written offer to purchase such Warrant or any portion of such Warrant, such holder (for purposes of the preamble of this Section 5, the "Selling Holder") shall give written notice (the "Notice") to the Company, Austin Ventures III-A and Austin Ventures III-B (each, an "Offeree") to such effect, enclosing a copy of such offer and specifying the Warrant or any portion thereof which the Selling Holder desires to sell, the name of the Person or Persons to whom the Selling Holder desires to make such sale and the consideration which has been offered in connection with such offer. Upon receipt of the Notice, the Company shall have the right and option to purchase the Warrant proposed to be sold for cash at the purchase price specified in the Notice, exercisable for 20 days after receipt of the notice. Failure of the Company to respond to such Notice within such 20-day period shall be deemed to constitute a notification to the Selling Holder of the Company's decision not to exercise its first right and option, the Selling Holder shall give written notice to each of the Offerees. The Offerees, pro rata in accordance with their ownership of Underlying Common Stock shall have the right and option to purchase the remaining shares proposed to be sold for cash at the purchase price per share specified in the Notice, exercisable for. 10 days after the expiration of the Company's 20-day option period. Failure of any Offeree to respond to such Notice within such 10-day period shall be deemed to constitute a notification to the Selling Holder of such Offeree's decision not to exercise the right and option to purchase such shares under this paragraph. In the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Fair Value.

     The Company and/or the Offerees may exercise the right and option provided above by giving written notice of exercise to the Selling Holder within such 10-day period, specifying the date (not later than five days from the date of expiration of all applicable first right and options to purchase shares under this paragraph) upon which payment of the purchase price for the shares purchased pursuant to this paragraph shall be made. The Selling Holder shall deliver to the Offeree(s) at the Company's principal office, at least one day prior to the payment date, wire transfer instructions, and on the payment date specified in such notice, the Warrant representing such shares, properly endorsed for transfer, against payment of the purchase price therefor by the Offeree(s) in immediately available funds.

     If all the shares proposed to be transferred are not purchased by the Offerees in accordance with this paragraph, the Selling Holder shall not be required to sell any of the shares proposed to be transferred to the Offerees or to the Company, and during the 90-day period commencing on the expiration of the rights and options provided for in this paragraph, may sell all (but not less than all) of such Warrants to the transferee named in the Notice for a consideration equal to or greater than the consideration specified in the Notice, free of the restrictions contained in the preamble of this Section 5 of this Agreement (but subject to the other terms and conditions hereof).

     The conditions contained in the following sections of this ARTICLE V are intended to ensure compliance with the Securities Act in respect of the transfer of the Warrants or Common Stock issuable upon the exercise thereof. Reference in this ARTICLE V to shares of Common Stock issuable upon the exercise of the Warrants includes shares of Common Stock theretofore issued upon the exercise of the Warrants or upon conversion of the Issued Class B Warrant Shares or otherwise which are then evidenced by certificates required to bear the legend set forth in Section 5.7.

     5.1 Notice of Proposed Transfer; Registration Not Required. The holder of any Warrant or the holder of any shares of Common Stock issuable upon the exercise of a Warrant, by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer under Subsections (a) through (d) of the preamble of this ARTICLE V, of the Warrant or such shares of Common Stock or any portion thereof, of its intention to make such transfer.

     Such holder shall request an Opinion of Counsel (which shall be rendered by counsel reasonably acceptable to the Company and shall be in form and substance reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and such holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the holder shall be entitled to transfer the Warrant or such shares of Common Stock (or portion thereof), in the event the Company does not exercise its option to purchase the Warrant or such shares, after the expiration of a twenty (20) day period in accordance with the terms of the notice delivered to the Company. In the event the Warrant shall be exercised as an incident to such transfer, such exercise shall relate back and for all purposes of the Warrant be deemed to have occurred as of the date of such notice regardless of delays incurred by reason of the provisions of this ARTICLE V which may result in the actual exercise on any later date.

     Notwithstanding the provisions of the foregoing paragraph, the holder of any Warrant or the holder of any shares of Common Stock issuable upon the exercise thereof shall be permitted to transfer the Warrant or any such shares of Common Stock to a limited number of institutional holders which are Accredited Investors, provided that (i) each such holder represents in writing that it is acquiring such securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such holder) and
(ii) each such holder agrees in writing to be bound by all the restrictions on transfer contained in this ARTICLE V.

     5.2 Incidental Registration and Qualification. If the Company or any security holder of the Company other than a holder of Warrants or a holder of Issued Warrant Shares proposes to register any securities of the Company under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan, (b)a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations, share exchanges and acquisitions of assets) permitting a secondary offering or distribution, not less than thirty (30) days prior to each such registration the Company shall give to the holder of any Warrant and the holders of Issued Warrant Shares bearing the legend required by Section 5.7 written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of the holder of a Warrant or a holder of Issued Warrant Shares furnished within thirty (30) days after the date of any such notice, proceed to include in such registration such Warrant Shares ("Piggy-Back Shares") as have been requested by any such holder to be included in such registration. The holder of any Warrant or any holder of such Issued Warrant Shares shall in its request describe briefly the proposed disposition of such shares of Common Stock. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered, provi~c4, however, the Company shall not be required to use such best efforts on more than three occasions for all Warrants or Issued Warrant Shares.

     If the managing underwriter, who shall be an Independent Investment Banking Firm, advises the Company in writing that, in its opinion, the aggregate number of Piggy-Back Shares to be sold in the proposed distribution and other shares of Common Stock, if any, requested to be registered by other holders of registration rights or proposed to be included in such registration by the Company should be less than the number of Piggy-Back Shares and other shares of Common Stock requested or proposed to be registered, the number of Warrant Shares and other shares of Common Stock to be sold by each prospective seller (excluding the Company) shall be reduced as follows: first, each prospective seller, other than the holders of the Piggy-Back Shares, shall be reduced in accordance with any agreement among such holders regarding such matters, second the number of shares of Common Stock proposed to be registered by any holder of Common Stock which is not party to any such agreement, shall be reduced pro rata, so that each such prospective seller may sell that portion of the shares of Common Stock be sold in the proposed distribution which the number of shares of Common Stock proposed to be sold by such prospective seller bears to the aggregate number of shares of Common Stock proposed to be sold by all such prospective sellers, and third, the number of Piggy-Back Shares to be sold in the distribution which number of Piggy-Back Shares proposed to be sold by such holder of Warrant Shares bears to the aggregate number of Piggy-Back Shares proposed to be sold by all holders of Piggy-Back Shares.

     The holder of any Warrant and any holder of Issued Warrant Shares who has requested shares of Common Stock to be included in a registration pursuant to this Section 5.2, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holder of the underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form.

     Nothing in this Section 5.2 shall be deemed to require the Company to proceed with any registration of its securities after giving the notice as provided herein; provided, however, that the Company shall pay all expenses incurred pursuant to such notice in accordance with Section 5.5.

     5.3 Registration and Qualification Procedures. Whenever the Company is required by the provisions of Section 5.2 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities in connection with which the Company will give the sellers, their underwriters, if any, their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such sellers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same; provided, however, the Company shall have no obligation to file any amendment or supplement at its own expense more than nine (9) months after the effective date of such registration statement;

          (c) furnish to each seller such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Securities Act and (ii) the seller's proposed method of distribution;

          (d) register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall request, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, or (ii) qualify as a dealer in securities;

          (e) furnish, at the request of any seller on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the seller of such securities may reasonably request. and are customarily included in such opinions and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by the Company, addressed to the underwriters, if any, and to the sellers making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the seller of such securities may reasonably request and are customarily included in such letters;

          (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

          (g) enter into and perform an underwriting agreement with the managing underwriter, if any, selected as provided in Section 5.2, containing customary
(i) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and (ii) representations, warranties, covenants, indemnities, terms and conditions; the sellers may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such sellers and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such sellers; such sellers shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such sellers and such sellers' intended method of distribution and only such other representations as may be required by law;

          (h) notify each seller at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

          (i) keep each seller advised in writing as to the initiation and progress of any registration under Section 5.2.

     5.4 Holdback Agreements. The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to or ninety (90) days after any underwritten registration pursuant to
Section 5.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or S-4 or any successor or similar forms thereto, and to cause each Person who purchases its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period.

     If any registration pursuant to Section 5.2 is in connection with an underwritten public offering, each holder of a Warrant and each holder of Issued Warrant Shares, if so required by the managing underwriter, agrees not to effect any public sale or distribution of Issued Warrant Shares (other than as part of such underwritten public offering) during the period beginning seven (7) days prior to the effective date of such registration statement and ending on the ninetieth (90th) day after the effective date of such registration statement; provided, however, that each Person that is an officer, director, or beneficial owner of five percent (5%) or more of the outstanding shares of any class of Common Stock, Convertible Securities or Stock Purchase Rights enters into such an agreement on similar terms.

     5.5 Allocation of Expenses. If the Company is required by the provisions of
Section 5.2 to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Warrant Shares, the Company shall pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (g) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however. the Company shall not be liable for (1) any discounts or commissions to any underwriter attributable to Warrant Shares being sold; (2) any stock transfer taxes incurred in respect of the Warrant Shares being sold; (3) the reasonable legal fees of any holder of a Warrant or Warrant Shares being sold provided, however, if registration is pursuant to Section 5.2 and the registration is withdrawn, the Company shall pay the legal fees of the holders of the Warrant and Warrant Shares; or (4) the amounts described in Subsection 5.5(f) above applicable to Warrant Shares being registered if the registration is being made other than at the request of the holder of a Warrant or a holder of Issued Warrant Shares.

     5.6 Indemnification. In connection with any registration or qualification of securities under Section 5.2 the Company agrees to indemnify the holder of any Warrant and the holders of shares of Common Stock issuable upon the exercise thereof and each underwriter thereof, including each Person, if any, who controls the holder of a Warrant or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the holder of a Warrant or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling Person of the Company shall be indemnified by the holder of a Warrant and by the holders of any Issued Warrant Shares for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the Company by such holder or any such stockholder expressly for use therein.

     Promptly upon receipt by a party indemnified under this Section 5.6 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5.6, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this
Section 5.6 unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless
(a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

     If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct o. prevent such statement or omission. The Company and the holder of any Warrant agree that it. would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Common Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses in respect thereof referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller of Common Stock (other than the Company) exceed the aggregate gross offering proceeds received by such seller from the sale of Common Stock to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     Each holder of a Warrant and each holder of shares of Issued Warrant Shares bearing the legend required by Section 5.7, by acceptance thereof, as the case may be, agrees to the indemnification and contribution provisions of this
Section 5.6.

     5.7 Legend on Warrants and Certificates. Each Warrant shall bear a legend in substantially the following form:

     "This Warrant and any shares of Class B Nonvoting Common Stock issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and neither this Warrant nor any such shares may be transferred in the absence of such registration or an exemption therefrom under such Act."

     In case any shares are issued upon the exercise in whole or in part of a Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act is required, each certificate representing such shares shall bear on the face thereof the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant Agreement dated as of November 10, 1994 between AV Alarm, Inc. (the "Company") and Heller Financial, Inc. providing for the purchase of warrants exercisable for shares of Class B Nonvoting Common Stock, $0.01 par value, of the Company. In addition, the shares represented by this certificate are also subject to the conditions specified in the Take-Along/Drag-Along Rights Agreement dated as of November 10, 1994 among Austin Ventures III-A, LP., a Delaware limited partnership, and Austin Ventures III-B, LP., a Delaware limited partnership, and the holders defined therein. Copies of such agreements are on file with the Secretary of the Company at 12801 Stemmons Freeway, Suite 821, Farmers Branch, Texas 75234, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

     5.8 Termination of Restrictions. The restrictions imposed under this AR11CLE V upon the transferability of the Warrants, or of Warrant Shares, shall cease when (a) a registration statement covering such Issuable Warrant Shares or Issued Warrant Shares becomes effective under the Securities Act or (b) the Company receives an Opinion of Counsel that such restrictions are no longer required in order to ensure compliance with the Securities Act. When such restrictions terminate, the Company shall, or shall instruct its transfer agent and registrar to, issue new certificates in the names of the holders of the Warrant not bearing the legends required under Section 5.7.

     5.9 Supplying Information. The Company, the holders of the Warrants and each holder of Issued Warrant Shares shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant to Section 5.2.

     5.10 Alternative Purchase by the Company. Notwithstanding anything to the contrary contained above, the Company, in its sole discretion, shall have the right, in lieu of filing a registration statement to register Common Stock under
Section 5.2, to instead purchase the

Common Stock or, if any Warrants have not yet been exercised, such Warrants owned by the parties requesting registration, on the following basis:

               (i) If the Company wishes to exercise this right, it shall so advise the parties requesting registration within 10 business days after the request date;

               (ii) The purchase price for the Issued Warrant Shares shall be as determined by Section 7.3 of this Agreement;

               (iii) The purchase price for any Warrants which have not been exercised shall be as determined by Section 7.3 of this Agreement less the applicable Exercise Price per share; and

               (iv) The closing of such sale and purchase shall take place at the principal office of the Company on the ninetieth business day after the purchase price is determined as provided in clause (ii) or (iii) above.

                                   ARTICLE VI
                  PARTICIPATION IN CORPORATE DISTRIBUTIONS AND
                              TAKE-ALONG/DRAG-ALONG

     6.1 Company's Obligation to Make Payments.

          (a) The Company shall not declare, make or pay any dividend or other distribution, whether in cash, securities other than Common Stock, Convertible Securities or Stock Purchase Rights or other property, with respect to its Common Stock (a "Distribution") unless it (i) provides not less than ten (10) days prior written notice to Heller and all holders of any Warrants of its intention to declare, make or pay a dividend or other distribution with respect to its Common Stock and (ii) such dividend is payable to shareholders of record on a date no earlier than ten (10) days after the end of such notice period. In the event the Company pays any dividend without providing the required notice set forth in the immediately preceding clause (i) each holder of any warrant upon the exercise of the Warrant, shall receive a cash payment equal to (1) the amount of cash plus the Fair Value of any property or securities distributed with respect to each outstanding share of Common Stock multiplied by (2) the number of Issuable Warrant Shares, plus interest at the Applicable Rate in the aggregate amount described in the immediately preceding clause (i) from the date of payment of such dividend to the date of payment of such sum to the holder of the Issued Warrant Shares.

          (b) Except for repurchases of Warrant Shares upon the exercise of the Put Options or Call Options herein contained, the Company shall not repurchase or redeem any of its equity securities or any securities convertible into or exchangeable for such equity securities or any warrants or other rights to purchase such equity securities unless it concurrently makes a cash payment to each holder of a Warrant equal to the remainder of (1)(i) the aggregate amount of cash and the aggregate Fair Value of any property paid out by the Company in connection with any such repurchase or redemption, minus aggregate Fair Value of the securities repurchased or redeemed by the Company determined as if such cash or property were paid to an Affiliate, divided by (ii) the number of shares of Common Stock outstanding on a fully diluted basis (including shares of capital stock issued after the Closing Date and Issuable Warrant

Shares), multiplied by (2) the number of Issuable Warrant Shares, provided, that a holder of Warrants shall not be entitled to receive any payments under this paragraph 6.1(b) if any Issued Warrant Shares of such holder of Warrants are redeemed or repurchased by the Company in such redemption or repurchase.

     6.2 Take-Along/Drag-Along Rights. Each holder of Warrants and each holder of any Issued Warrant Shares shall have the right to be taken along in the sale of any Class A Stock or any Preferred Stock by Austin Ventures 111-A or Austin Ventures Ill-B, in accordance with the Take-Along/Drag-Along Rights Agreement, a form of which is attached as Exhibit D hereto.

                                   ARTICLE VII
                                   PUT OPTIONS

     7.1 Company's Obligation to Repurchase Warrants. Upon written notice from the holder of a Warrant, from time to time, and at any time during the Repurchase Period, the Company shall, within sixty (60) days after the date designated in such notice, repurchase from such holder all or the portion of the Warrants designated in such notice for an amount determined by multiplying (a) the Repurchase Price per share of Common Stock as of the date of such notice, less the Exercise Price per share in effect on such date, by (b) the number of Issuable Warrant Shares as of such date that are designated for repurchase in such notice. Upon such date designated for the repurchase of Warrants pursuant to this Section 7.1, the holder of each such Warrant shall surrender the Warrant to the Company, without being required to make any representation or warranty (other than that the holder has good and valid title to the Warrant free and clear of liens, claims, encumbrances and restrictions of any kind), against payment therefor by (at the option of the holder) (i) wire transfer to an account in a bank located in the United States designated by such holder of the Warrant for such purposes or (ii) delivery of a certified or official bank check. If less than all of the Warrants are being repurchased, the Company shall cancel the Warrants and issue in the name of, and deliver to, the holders new Warrants for the portion of the Issuable Warrant Shares not being repurchased. Notwithstanding anything to the contrary contained herein, the Company (i) shall not have any obligation to repurchase all or any portion of the Issued Warrant Shares; (ii) subject to the provisions of Section 5.2 shall not have any obligation to repurchase all or any portion of the Warrants during any Suspense Period commenced before the receipt by the Company of the written notice described in the first sentence of this Section 7.1; provided, however, there shall not be two consecutive Suspense Periods nor shall there be more than two Suspense Periods in any period of eighteen (18) consecutive calendar months; and
(iii) shall not have any obligation to repurchase any portion of the Warrants or Issuable Warrant Shares if the Company is, in the good faith and reasonable sole discretion of the Company's board of directors, legally prohibited from repurchasing such Warrants or Issuable Warrant Shares; and in the event of such legal prohibition, the holder's right to have such Warrants or Issuable Warrant Shares repurchased shall be extended until such time as the Company can legally repurchase them, whereupon the Company shall be obligated to promptly repurchase such remaining Warrants or Issuable Warrant Shares.

     7.2 Determination of the Repurchase Price. The Repurchase Price per share of the Issuable Warrant Shares as of a date specified herein (the "Repurchase Price") shall be equal to the greater of:

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

          (a) the Current Market Price per share of any publicly traded class of Common Stock as of the date of such determination, if determinable; and

          (b) the Fair Value of the Company, as of the date of such determination; divided by the number of shares of Common Stock outstanding on a fully diluted basis (including the Issuable Warrant Shares, after giving effect to the payment of the Exercise Price therefor and shares of capital stock issued after the Closing Date), as of such dated.

                                  ARTICLE VIII
                                  CALL OPTIONS

     8.1 Company's Option to Repurchase Warrants. By giving written notice of its intention to repurchase all or any portion of the Warrants (a "Call Notice") to the holders thereof (which Call Notice must be accompanied by similar Call Notices to the holders of all other Warrants and Issued Warrant Shares), the Company shall have the right during the Call Period to repurchase all or any portion of the Warrants from the holders thereof for an amount determined by multiplying (a) the Call Price per share of Common Stock less the Exercise Price per share of Class B Stock in effect on the date of such Call Notice by (b) the number of Issuable Warrant Shares. The Call Notice (which shall be irrevocable) shall (i) designate the date of repurchase, which date shall be not more than thirty (30) days from the date of such notice, (ii) state the Call Price per share of Common Stock and the Exercise Price per share of Class B Stock, (iii) state the number of shares of Class B Stock issuable upon exercise of the Warrants and the number of such shares to be repurchased and (iv) indicate the method by which the Call Price per share of Common Stock was calculated. On the date so designated, the holders of the Warrants shall surrender the Warrants to the Company without any representation or warranty (other than that the holder has good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind), against payment therefor by (at the option of the holder of the Warrant) (1) wire transfer to an account in a bank located in the United States designated by the holder of the Warrant for such purpose or (2) a certified or official bank check payable to the order of the holder of such Warrants. if less than all of the Warrants are being repurchased, the Company shall cancel the Warrants and issue in the name of, and deliver to, the holder of such Warrant a new Warrant for that portion of Issuable Warrant Shares not being repurchased. Any exercise of the Company's rights under this Section 8.1 shall be effected pro rata among all holders of the Warrants. Notwithstanding anything to the contrary contained herein, the Company (i) shall not have any right to repurchase all or any portion of the Issued Warrant Shares, and (ii) shall not have any right to repurchase all or any portion of the Warrants during a Suspense Period.

     8.2 Determination of Call Price. For the purposes of this ARTICLE VIII, the Call Price per share of Common Stock as of a date specified herein (the "Call Price") shall be equal to the Repurchase Price as of such date.

     8.3 Adjustment for Subsequent Value Events. If a Value Event shall occur within one hundred eighty (180) days after the date of the exercise of the Company's Call Option pursuant to Section 8.1 above evidencing a Fair Value per share of Common Stock greater than the Call Price per share of Common Stock in effect on the date of the Call Notice, then the Company shall pay to each holder of the Warrants or the Issued Warrant Shares at the time of each Notice an amount equal to (x) (i) the Fair Value per share of Common Stock evidenced by such Value

Event multiplied by (ii) the number of shares of Class B Stock issuable upon the exercise of the Warrants or portion thereof repurchased pursuant to this Section
8.1 minus (y) the aggregate Call Price in effect at the time of such repurchase paid or payable to such holder.

                                   ARTICLE IX
                               CHARTER PROVISIONS

     9.1 Charter Provisions. So long as any Warrants or Issued Class B Warrant Shares are outstanding, the Company's articles or certificate of incorporation shall contain the following provisions regarding the Class A Stock and Class B Stock set forth in the Company's Articles of Amendment attached as Exhibit 9.1:

                                   ARTICLE X
                       FINANCIAL AND BUSINESS INFORMATION

     10.1 Information. The Company shall deliver to the holders of Warrants to acquire not less than two percent (2%) of the fully diluted capital stock of the Company on the Closing Date:

          (a) as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a copy of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter; and

               (ii) consolidated statements of income, retained earnings and changes in financial position of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter;

setting forth in each case in comparative form the figures for the corresponding dates and periods in the previous fiscal year. Such statements shall be (1) prepared in accordance with generally accepted accounting principles consistently applied, (2) in reasonable detail and (3) certified as complete and correct by the chief financial or accounting officer of the Company;

          (b) as soon as practicable after the end of each fiscal year of the Company (commencing with the end of the 1995 fiscal year) and in any event within one hundred (100) days thereafter, a copy of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year; and

               (ii) consolidated statements of income, retained earnings and changes in financial position of the Company and its Subsidiaries for such year;

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon by a firm of independent certified public accountants of recognized national standing selected by the Company, which report shall state that (1) such financial statements fairly present the financial position of the entities being reported upon at the end of such year and the results of their operations and changes in accounting principles consistently applied (except for changes in accounting principles with which such accountants concur), and (2) its examination of such financial statements has been made in accordance with generally accepted auditing standards and included such tests of the accounting records and other auditing procedures as they considered necessary in the circumstances;

          (c) copies of all monthly and annual financial statements and reports of or relating to the Company required to be delivered to Heller pursuant to the Credit Agreement;

          (d) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its stockholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Commission or any securities exchange on which shares of Common Stock are listed;

          (e) promptly upon the occurrence thereof or upon the Company's obtaining knowledge thereof, notice of the existence of an Event of Default, describing such Event of Default in reasonable detail; and

          (f) with reasonable promptness, such other information as from time to time may be reasonably requested by the holders of the Warrants.

     10.2 Payments During Pendency of Dispute. Any amount due and payable to the holders of the Warrants under this Agreement shall, notwithstanding a dispute under Section 10.1, be payable when due in the amount calculated based on the financial statements delivered under Section 10.1. Interest shall be payable at the Applicable Rate on any further amount payable pursuant to an adjustment made under Section 10.1. Whenever any dispute shall exist under any provision of this Agreement, the Exercise Period shall be automatically extended for a period of time equal to the period of time which it takes to resolve such dispute, and if any other rights benefiting the holder of a Warrant would expire during the period of time which it takes to resolve such dispute, then the relevant time period for the exercise of such rights shall be similarly extended so that such holder is not prejudiced by any delay in resolving the dispute.

     10.3 Adjustments for Restatements of Certain Financial Data. The Company hereby acknowledges that the initial number of shares issuable upon exercise of the Warrants and the initial exercise price were calculated based upon the representation of the Company that the number of shares of Common Stock outstanding on a fully diluted basis as of the Closing Date (including the Issuable Warrant Shares) was 136,095 shares. if for any reason it shall hereafter be determined by any holder of the Warrants that the actual number of shares of Common Stock outstanding on a fully diluted basis as of the Closing Date was different from the foregoing, such holder or the Company, as the case may be, may notify the Company of such determination and if the Company does not dispute the same, the Company shall forthwith reissue the Warrants with appropriate adjustments in the initial number of shares issuable upon the exercise thereof and the applicable Exercise Price. if the Company or the holders of the Warrants shall dispute such determination, the Company and such holder shall each have the right to submit the disputed financial statements to separate firms of independent accountants of recognized national standing for a joint resolution of the objection of the holder (which firm of independent accountants may, in either case, be the firm of accountants regularly retained by the Company or such holder). If such firms cannot jointly resolve the objection of the holder, then, unless otherwise directed by agreement of the Company and such holder, such firms shall in their sole discretion choose another firm of independent certified public accountants of recognized national standing not the regular auditor of such holder or the Company, which firm shall resolve such objection. In either case, the determination so made shall be conclusive and binding on the Company, the holder and all persons claiming under or through either of them, and any adjustment in the disputed financial statements resulting from such determination shall be made. The cost of any such determinations shall be borne by the Company if' it results in an increase in the number of shares exercisable upon the exercise of the Warrant or by the holder if it results in no change or a decrease in the number of shares exercisable upon the exercise of the Warrant.

     10.4 Rule 144 Information Requirements. So long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, the Company will take all necessary actions to comply with the public information requirements of Rule 144 under the Securities Act.

                                   ARTICLE XI
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Heller and each subsequent holder of a Warrant or Issued Warrant Shares that as of the Closing Date or as of the date of any subsequent issuance of Warrants:

     11.1 Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The authorized capital of the Company consists of 7,700,000 shares of Common Stock, par value $0.01 per share, comprised of 7,000,000 shares of Class A Stock and 700,000 shares of Class B Stock, and 4,000,000 shares of Preferred Stock, par value $0.01 per share. As of the date hereof there are 399,835 shares of Class A Stock, no shares of Class B Stock and 2,602,021 shares of Preferred Stock, issued and outstanding on a fully-diluted basis, and no shares of the Company's capital stock are held in its treasury. Except as set forth on Schedule 11.1 hereto, no unissued shares of Class A Stock or Class B Stock are reserved for any purpose other than for issuance upon the exercise of the Warrants. The Company has not issued or agreed to issue any Stock Purchase Rights or Convertible Securities except as set forth on Schedule 4.1(B) of the Credit Agreement, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock except as set forth on Schedule 4.1(B1 of the Credit Agreement. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

     11.2 Authority. The Company has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Agreement has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     11.3 No Legal Bar. Neither the execution, delivery or performance of this Agreement will (a) conflict with or result in a violation of the certificate of incorporation or bylaws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate thereof (except that the Company's ability to honor its obligations with respect to the Put Options is subject to the availability of sufficient capital), (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority other than the filing of a certificate of amendment to the Company's certificate of incorporation with the Secretary of State of the State of Texas, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

     11.4 Validity of Shares. When issued upon the exercise of the Warrants as contemplated herein, shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

                                  ARTICLE XII
                        VARIOUS COVENANTS OF THE COMPANY

     12.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its certificate or articles of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder of any Warrants or Issued Warrant Shares against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock issuable upon the exercise of the Warrants above the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement, (d) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making the Warrants exercisable for less than that percentage of the outstanding shares of Common Stock to which it related immediately prior to such corporate action, (e) not, without the written consent of the holders of a majority of the Warrants and the Issued Warrant Shares, amend, modify or waive any term or provision of the articles of incorporation or bylaws of the Company if the effect of any such amendment, modification or waiver is to directly or indirectly alter, amend or modify the voting rights per share of any capital stock of the Company or the percentage of shares required to approve any matter, and (t) not, without the written consent of the holders of a majority of the Warrants and the Issued Warrant Shares, as the case may be, amend the Stock Option Plan if the effect of any such amendment is to increase the maximum number of shares of capital stock of the Company to be issued pursuant to such Stock Option Plan in excess of, in the aggregate, 5% of the fully diluted capital stock of the Company on the Closing Date as provided in subsection 4.13(a).

     Upon the request of any holder of the Warrants the Company will at any time during the period the Warrants are outstanding acknowledge in writing, in form satisfactory to such holder, the continued validity of the Warrants and the Company's obligations hereunder.

     12.2 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of the Warrants or the conversion of Class B Stock, a number of shares of Class B Stock equal to the number of shares of Class B Stock issuable upon the exercise of the Warrants and a number of shares of Class A Stock equal to the number of shares of Class A Stock issuable upon conversion of such Class B Stock. All such shares of Class B Stock shall be duly authorized and, when issued upon exercise of the Warrants, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof. All such shares of Class A Stock shall be duly authorized and, when issued upon conversion of such Class B Stock, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof The Company shall not at any time while the Warrants remain outstanding allow the par value of its Common Stock to exceed the then effective Exercise Price.

     12.3 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares, so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holders of the Warrants shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     12.4 Availability of Information. The Company will cooperate with the holders of Warrants and of Issued Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of the Warrants or such Issued Warrant Shares.

     12.5 Interested Transactions. Without the prior written consent of Heller, the Company shall not:

          (a) unless permitted in the Credit Agreement, merge, consolidate with, or otherwise acquire all or any portion of the business, assets or securities of any Affiliate of the Company;

          (b) unless permitted in the Credit Agreement, make any loans or other advances of money to officers, directors or stockholders or the Company or any Affiliate of the Company; or

          (c) unless permitted in the Credit Agreement, otherwise enter into, or be a party to, any transaction with any officer, director, stockholder of the Company or any Affiliate of the Company or of such officer, director or stockholder;

except in each case pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms which are no less favorable to the Company than would obtain in a comparable arm's length transaction with a Person not an officer, director, stockholder or Affiliate of the Company.

     12.6 Indemnification. If the Company fails to make when due any payments provided for in this Agreement, the Company shall pay to the holders of the Warrants and the Issued Warrant Shares (a) interest at the Applicable Rate on any amounts due and owing to such holders and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such holder in collecting any amounts due hereunder; provided, however, that it shall not constitute an Event of Default if the Company's failure to pay any such amounts is solely the result of the Company not having funds legally available to pay such amounts pursuant to applicable law.

     The Company shall indemnify, save and hold harmless the holders of the Warrants and the Issued Warrant Shares from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from an Event of Default.

     12.7 Certain Expenses. Except as specifically provided to the contrary in Sections 5.5 and 10.2, the Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of (a) the Warrants, (b) the Issuable Warrant Shares, or (c) the Issued Warrant Shares.

     12.8 Regulatory Compliance Cooperation. Notwithstanding any other provision of this Agreement, in the event the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, so as to increase the proportion of the Company's Voting Stock which the Warrants entitle the holders to purchase or which the holders of Issued Warrant Shares then owns which, after giving effect to such action, the holder would have a "Regulatory Problem" (as defined below) or (ii) the Company is or becomes a party to any merger, consolidation, recapitalization or other transaction pursuant to which the holder of a Warrant or a holder of Issued Warrant Shares would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause such holder to have a Regulatory Problem, the Company shall, within thirty (30) days of the request of any holder of a Warrant or Issued Warrant Shares which has a Regulatory Problem and in the Company's discretion, either issue to such holder a substitute security of a Fair Value equal to the Fair Value of the Warrant or the Issued Warrant Shares, as the case may be, of a type determined in the sole and reasonable discretion of the board of directors of the Company, or (ii) pay to such holder cash equal to the Fair Value of the Warrant or the Issued Warrant Shares, as the case may be. In addition to any other applicable provisions regarding the determination of Fair Value set forth herein, no discount shall be imposed by reason of the Regulatory Problem and Fair Value shall be determined assuming consummation of the event which caused the Regulatory Problem. For purposes of this paragraph, a Person will be deemed to have a "Regulatory Problem" when such Person or such Person's affiliates would own, control or have power, directly or indirectly, over a greater quantity of securities of any kind issued by the Company than is permitted under any requirement of any governmental authority binding on such Person.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of any holder of a Warrant shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     13.2 Holder Not a Stockholder. Prior to the exercise of the Warrants as hereinbefore provided, the holders thereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders (except as provided in ARTICLE VI hereof), (ii) notice of or attend any meetings of stockholders of the Company (except as provided in ARTICLE IV) or (iii) notice of any other proceedings of the Company (except as provided in ARTICLE
IV).

     13.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holders of the Warrants or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 12801 Stemmons Freeway, Suite 821, Farmers Branch, Texas 75234, Attention:
President. The holders of the Warrants, the holders of the Issued Warrant Shares and the Company may each designate a different address by notice to the other pursuant to this Section 13.3.

     13.4 Remedies. Except as set forth in Section 5.11, the Company and the holders of the Warrants and the Issued Warrant Shares stipulates that the remedies at law of the Company and the holders of the Warrants and the holders of Issued Warrant Shares in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     13.5 Successors and Assigns. This Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holders of the Warrants and (to the extent provided herein) the holders of Issued Warrant Shares, and shall be enforceable by any such holders.

     13.6 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. if any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

     13.7 Integration. This Agreement replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     13.8 Amendment. This Agreement may not be modified or amended except by written agreement of the Company and the holders of the Warrants.

     13.9 Headings. The headings of the Articles and Sections of this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

     13.10 Governing Law. This Agreement shall be governed by the internal laws (as opposed to conflicts of laws provisions) of the State of Illinois.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                                AV ALARM, INC.


                                                By: /s/ James R. Hull
                                                    ----------------------------
                                                Name: James R. Hull
                                                Title: President


                                                HELLER FINANCIAL, INC.


                                                By: /s/ Timothy P. Costello
                                                    ----------------------------
                                                Name: Timothy P. Costello
                                                Title: Senior Vice President

WARRANT AGREEMENT - SIGNATURE PAGE

                                                                       EXHIBIT A

THIS WARRANT AND ANY SHARES OF CLASS B NONVOTING COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACF OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT AGREEMENT DATED AS OF NOVEMBER 10, 1994, BETWEEN AV ALARM, INC. (THE "COMPANY"), AND KELLER FINANCIAL, INC. (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED, OR RESTATED FROM TIME TO TIME (THE "WARRANT AGREEMENT)). IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE CONDITIONS SPECIFIED IN THE TAKE-ALONG/DRAG-ALONG RIGHTS AGREEMENT DATED AS OF NOVEMBER 10, 1994 AMONG AUSTIN VENTURES III-A, LP. AND AUSTIN VENTURES III-B, LP., EACH A DELAWARE LIMITED PARTNERSHIP, AND THE HOLDERS AS DEFINED THEREIN. COPIES OF THESE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                                     WARRANT

                  To Purchase Class B Nonvoting Common Stock of

                                  AV ALARM, INC

THIS IS TO CERTIFY that                        , a                corporation,
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having its principal place of business at                                   , or
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its registered assigns permitted by that certain Warrant Agreement dated as of the 10th day of November, 1994, between AV Alarm, Inc., a Texas corporation (the
"Company") and                      (the "Warrant Agreement"), is entitled to
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purchase at any time or from time to time on and after November 10, 1994 until
5:00 p.m., Dallas, Texas time, on November 10, 2004, up to
                                                           ----------------
shares of Class B Nonvoting Common Stock, $0.01 par value, of the Company
("Class B Stock"), at an Exercise Price of $0.01 per share as set forth in the Warrant Agreement (such Exercise Price and the number of shares of Class B Stock purchasable hereunder being subject to adjustment as provided in the Warrant Agreement), and to exercise the other rights, powers and privileges provided in the Warrant Agreement, all on the terms and subject to the conditions and other provisions set forth in the Warrant Agreement.

                                                AV ALARM, INC.


                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

Exhibit "A" - Warrant Form

                                                                       EXHIBIT B

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                             exercise of a Warrant)

The undersigned registered holder of this Warrant irrevocably exercises this Warrant for the purchase of shares of a~ B Nonvoting Common Stock, par value $0.01 per share ("Class B Stock"), of AV Alarm, Inc. and herewith makes payment
therefor in the amount of $         , all at the price and on the terms and
                           ---------
conditions specified in the Warrant Agreement, dated as of November 10, 1994 between the Company and Heller Financial, Inc., and requests that a certificate
(or           certificates in denominations of             shares) for the
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shares of Class B Stock hereby purchased be issued in the name of and delivered
to (choose one) (a) the undersigned or (b)                         , whose
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address is                              , and whose taxpayer identification
           -----------------------------
number is            and, if such shares of Class B Stock shall not include all
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the shares of Class B Stock issuable as provided in the Warrant, that a new
Warrant of like tenor for the number of shares of Class B Stock not being purchased hereunder be issued in the name of and delivered to (choose one) (a)
the undersigned or (b)                               , whose address is
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                            .
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Dated:                        .
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                                                By:
                                                    ----------------------------
                                                (Signature of Registered Holder)

Exhibit "B" - Notice of Exercise Form

                                                                       EXHIBIT C

                                 ASSIGNMENT FORM

                    (To be executed only upon the assignment of a Warrant as permitted under Article V of the Warrant Agreement referred to below)

     FOR VALUE RECEIVED, the undersigned registered holder of a Warrant hereby
sells, assigns and transfers unto                            , whose address is
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                                 all of the rights of the undersigned under
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such Warrant and the Warrant Agreement, dated as of November 10, 1994, between
AV Alarm, Inc. (the "Company") and Heller Financial, Inc. with respect to
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shares of Class B Nonvoting Stock, par value $0.01 per share ("Class B Stock"), of the Company and, if such shares of Class B Stock shall not include all the shares of Class B Stock issuable as provided in the Warrant, that a new Warrant of like tenor for the number of shares of Class B Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint
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Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:                     ,        .
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                                                By:
                                                    ----------------------------
                                                (Signature of Registered Holder)

Exhibit "C" - Assignment Form